                      THE PMI GROUP, INC. RETIREMENT PLAN



                (Amended and Restated as of February 17, 2000 -

                           Effective January 1, 1998)
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                               TABLE OF CONTENTS

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INTRODUCTION..............................................................................................................   1

ARTICLE 1 DEFINITIONS.....................................................................................................   2

     1.01  "Accrued Benefit"..............................................................................................   2
     1.02  "Active Participant"...........................................................................................   2
     1.03  "Actuarial Equivalent".........................................................................................   2
     1.04  "Actuary"......................................................................................................   2
     1.05  "Adjustment Factor"............................................................................................   2
     1.06  "Affiliated Employer"..........................................................................................   2
     1.07  "Applicable Interest Rate".....................................................................................   2
     1.08  "Beneficiary"..................................................................................................   2
     1.09  "Benefit Accrual Service"......................................................................................   2
     1.10  "Benefit Commencement Date"....................................................................................   3
     1.11  "Board" or "Board of Directors"................................................................................   3
     1.12  "Break in Service".............................................................................................   3
     1.13  "Code".........................................................................................................   3
     1.14  "Committee"....................................................................................................   3
     1.15  "Compensation".................................................................................................   3
     1.16  "Covered Compensation".........................................................................................   4
     1.17  "Deferred Vested Benefit"......................................................................................   4
     1.18  "Early Retirement Benefit".....................................................................................   4
     1.19  "Early Retirement Date"........................................................................................   4
     1.20  "Effective Date"...............................................................................................   4
     1.21  "Eligible Employee"............................................................................................   4
     1.22  "Employee".....................................................................................................   5
     1.23  "Employee's Age"...............................................................................................   5
     1.24  "Employer".....................................................................................................   5
     1.25  "Employment Commencement Date".................................................................................   5
     1.26  "ERISA"........................................................................................................   5
     1.27  "Final Average Compensation"...................................................................................   5
     1.28  "Fund".........................................................................................................   5
     1.29  "Funding Agent"................................................................................................   6
     1.30  "Highly Compensated Employee" and "Highly Compensated Former Employee".........................................   6
     1.31  "Hour of Service"..............................................................................................   6
     1.32  "Joint Annuitant"..............................................................................................   6
     1.33  "Joint & Survivor Annuity".....................................................................................   6
     1.34  "Leased Employee"..............................................................................................   6
     1.35  "Limitation Year"..............................................................................................   6
     1.36  "Maternity or Paternity Absence"...............................................................................   6
     1.37  "Named Fiduciary"..............................................................................................   6
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     1.38  "Normal Retirement Age".........................................................................................   6
     1.39  "Normal Retirement Benefit".....................................................................................   6
     1.40  "Normal Retirement Date"........................................................................................   7
     1.41  "One-Year Break in Service".....................................................................................   7
     1.42  "Participant"...................................................................................................   7
     1.43  "Participating Employer"........................................................................................   7
     1.44  "Participation".................................................................................................   7
     1.45  "Period of Benefit Accrual Service".............................................................................   7
     1.46  "Period of Service".............................................................................................   7
     1.47  "Plan"..........................................................................................................   7
     1.48  "Plan Sponsor"..................................................................................................   7
     1.49  "Plan Year".....................................................................................................   7
     1.50  "Postponed Retirement Benefit"..................................................................................   7
     1.51  "Postponed Retirement Date".....................................................................................   7
     1.52  "Predecessor Employer"..........................................................................................   8
     1.53  "Predecessor to this Plan"......................................................................................   8
     1.54  "Qualified Joint & Survivor Annuity"............................................................................   8
     1.55  "Reemployment Date".............................................................................................   8
     1.56  "Retirement Date"...............................................................................................   8
     1.57  "Severance Period"..............................................................................................   8
     1.58  "Spouse"........................................................................................................   8
     1.59  "Termination"...................................................................................................   8
     1.60  "Termination Date"..............................................................................................   8
     1.61  "Trust".........................................................................................................   9
     1.62  "Trustee".......................................................................................................   9
     1.63  "Year of Benefit Accrual Service"...............................................................................   9
     1.64  "Year of Eligibility Service"...................................................................................   9
     1.65  "Year of Vesting Service".......................................................................................   9

ARTICLE 2 SERVICE COUNTING RULES...........................................................................................  10

     2.01  Period of Service -- General Rule..............................................................................   10
     2.02  Period of Service -- Computation...............................................................................   10
     2.03  Eligibility Service............................................................................................   11
     2.04  Benefit Accrual Service........................................................................................   11
     2.05  Service -- General Rule........................................................................................   11

ARTICLE 3 ELIGIBILITY FOR PARTICIPATION AND TRANSFERS.....................................................................   12

     3.01  Eligibility to Become a Participant............................................................................   12
     3.02  Eligibility Service Disregarded................................................................................   12
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     3.03  Transfer to Another Plan......................................................................................    13

ARTICLE 4 RETIREMENT ELIGIBILITY AND SUSPENSION OF BENEFITS..............................................................    14

     4.01  Retirement....................................................................................................    14
     4.02  Suspension of Benefits -- Postponed Retirement................................................................    14
     4.03  Suspension of Benefits -- Rehires.............................................................................    14
     4.04  Suspension of Benefit Notice..................................................................................    14
     4.05  Section 203(a)(3)(B) Service..................................................................................    14
     4.06  Recommencement of Benefits....................................................................................    15
     4.07  Required Commencement at Age 70 1/2...........................................................................    15
     4.08  Required Commencement -- Conditions...........................................................................    15
     4.09  Blocking......................................................................................................    15

ARTICLE 5 AMOUNT OF RETIREMENT BENEFIT...................................................................................    16

     5.01  Normal Retirement Benefit.....................................................................................    16
     5.02  Postponed Retirement Benefit..................................................................................    18
     5.03  Early Retirement Benefit......................................................................................    18
     5.04  Accrued Benefit -- Participant Who Has Attained Retirement Age................................................    19
     5.05  Accrued Benefit -- Who has Not Attained Retirement Age shall be:..............................................    19
     5.06  Adjustment for Suspension of Benefits.........................................................................    19

ARTICLE 6 REQUIRED BENEFIT LIMITATIONS...................................................................................    20

     6.01  Code Section 415 Limits.......................................................................................    20
     6.02  Special Limitation for 25 Highest-Paid Employees..............................................................    21
     6.03  Exceptions to Special Limitation..............................................................................    22
     6.04  Distributions Allowed if Security Furnished...................................................................    22
     6.05  Plan Termination Limit........................................................................................    22
     6.06  Highly Compensated Employee or Former Employee................................................................    22
     6.07  Definitions...................................................................................................    23

ARTICLE 7 VESTING........................................................................................................    24

     7.01  General Rule..................................................................................................    24
     7.02  Vesting at Normal Retirement Age..............................................................................    24
     7.03  Vesting Before Normal Retirement Age..........................................................................    24
     7.04  Vesting Upon Plan Termination.................................................................................    24
     7.05  Vesting Service Disregarded...................................................................................    24
     7.06  Repayment of Cash-Out.........................................................................................    25
     7.07  Vesting Service...............................................................................................    26
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ARTICLE 8 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.......................................................................    27

     8.01  Automatic Preretirement Spousal Death Benefit.................................................................    27

ARTICLE 9 FORMS OF BENEFIT...............................................................................................    29

     9.01  Qualified Joint & Survivor Annuity............................................................................    29
     9.02  Involuntary Lump Sum Payment..................................................................................    29
     9.03  Right to Elect................................................................................................    29
     9.04  Election of Forms.............................................................................................    29
     9.05  Optional Forms of Retirement Benefit..........................................................................    30
     9.06  Beneficiary...................................................................................................    31
     9.07  Eligible Rollover Distributions...............................................................................    32

ARTICLE 10 FUNDING.......................................................................................................    34

     10.01 Funding Agreement.............................................................................................    34
     10.02 Non-Diversion of the Fund.....................................................................................    34

ARTICLE 11 PLAN ADMINISTRATION...........................................................................................    35

     11.01 Appointment of Committee......................................................................................    35
     11.02 Powers and Duties.............................................................................................    35
     11.03 Actions by the Committee......................................................................................    36
     11.04 Interested Committee Members..................................................................................    36
     11.05 Indemnification...............................................................................................    36
     11.06 Conclusiveness of Action......................................................................................    37
     11.07 Payment of Expenses...........................................................................................    37
     11.08 Claim Procedure...............................................................................................    37

ARTICLE 12 FUNDING POLICY AND CONTRIBUTIONS..............................................................................    38

     12.01 Employer Contributions........................................................................................    38
     12.02 Participant Contributions.....................................................................................    38
     12.03 Contingent Nature of Contributions............................................................................    38

ARTICLE 13 AMENDMENT, TERMINATION AND MERGER OF THE PLAN.................................................................    39

     13.01 Right to Amend the Plan.......................................................................................    39
     13.02 Right to Terminate the Plan...................................................................................    39
     13.03 Allocation of Assets and Surplus..............................................................................    39
     13.04 Plan Mergers, Consolidations, and Transfers...................................................................    39
     13.05 Amendment of Vesting Schedule.................................................................................    40
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                               TABLE OF CONTENTS
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ARTICLE 14 TOP-HEAVY PLAN PROVISIONS.....................................................................................    41

     14.01 General Rule..................................................................................................    41
     14.02 Vesting Provision.............................................................................................    41
     14.03 Minimum Benefit Provision.....................................................................................    41
     14.04 Change in 415(e) Limits.......................................................................................    42
     14.05 Coordination With Other Plans.................................................................................    42
     14.06 Top-Heavy and Super Top-Heavy Plan Definition.................................................................    42
     14.07 Key Employee..................................................................................................    45
     14.08 Non-Key Employee..............................................................................................    46
     14.09 Collective Bargaining Rules...................................................................................    46

ARTICLE 15 MISCELLANEOUS.................................................................................................    47

     15.01 Limitation on Distributions...................................................................................    47
     15.02 Limitation on Reversion of Contributions......................................................................    47
     15.03 Voluntary Plan................................................................................................    47
     15.04 Nonalienation of Benefits.....................................................................................    48
     15.05 Inability to Receive Benefits.................................................................................    48
     15.06 Missing Persons...............................................................................................    48
     15.07 Military Service..............................................................................................    48
     15.08 Limitation of Third-Party Rights..............................................................................    48
     15.09 Invalid Provisions............................................................................................    48
     15.10 One Plan......................................................................................................    49
     15.11 Use and Form of Words.........................................................................................    49
     15.12 Headings......................................................................................................    49
     15.13 Governing Law.................................................................................................    49
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                                  INTRODUCTION
                                  ------------

          The PMI Group, Inc., having established The PMI Group, Inc. Retirement Plan (the "Plan") effective as of April 1, 1995, and having amended the Plan on three subsequent occasions, hereby amends and restates the Plan in its entirety, effective as of January 1, 1998 (except as otherwise provided herein). The Plan is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

1.01  "Accrued Benefit" shall mean the amount of annual pension benefit, payable
       ---------------
      as a straight life annuity, commencing at Normal Retirement Age, as shall be considered accrued at any time for a Participant in accordance with the provisions of Article 5.

1.02  "Active Participant" shall mean a Participant who also is an Eligible
       ------------------
      Employee.

1.03  "Actuarial Equivalent" shall mean a benefit of equivalent current values
       --------------------
      to the benefit that would otherwise have been provided to the Participant, determined on the basis of appropriate actuarial assumptions and methods that may differ from those used in establishing Plan costs and liabilities. Interest shall be eight percent per annum and mortality shall be the "applicable mortality table" described in Section 417(e)(3) of the Code; provided, however, that the interest used for determining lump sums shall be the Applicable Interest Rate.

1.04  "Actuary" shall mean that individual who is an "enrolled actuary" as
       -------
      defined in Section 7701(a)(35) of the Code or that firm of actuaries that has on its staff such an actuary, appointed by the Committee.

1.05  "Adjustment Factor" shall mean the cost of living adjustment factor
       -----------------
      prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

1.06  "Affiliated Employer" shall mean the Plan Sponsor and any corporation,
       -------------------
      trade, or business, which, together with the Plan Sponsor, is a member of a "controlled group of corporations," a group under "common control," or an "affiliated service group," all as determined under Sections 414(b),
      (c), (m), (o) of the Code, provided that solely for purposes of Section 6.01, the rule set forth in Section 415(h) of the Code also shall apply.

1.07  "Applicable Interest Rate" shall be the average daily interest rate on
       ------------------------
      30-year Treasury securities for the fifth month preceding the start of the Plan Year.

1.08  "Beneficiary" shall mean that person or persons or entity or entities
       -----------
      (including a trust) or estate that shall be entitled to receive benefits payable pursuant to the provisions of this Plan by virtue of a Participant's death, pursuant to the provisions of Article 9.

1.09  "Benefit Accrual Service" shall mean the period of service of a
       -----------------------
      Participant that is used to calculate the amount of the Participant's Accrued Benefit, determined in accordance with Article 2.

1.10  "Benefit Commencement Date" shall mean the first day of the month
       -------------------------
      coincident with or following the date of Termination or the date when the Participant first becomes eligible to begin to receive benefits unless the Participant elects to postpone receiving benefits until a later date, even though the first payment may not actually have been made at that date.

1.11  "Board" or "Board of Directors" shall mean the Board of Directors of The
       -----------------------------
      PMI Group, Inc. except that any action that could be taken by the Board may also be taken by a duly authorized Committee of the Board.

1.12  "Break in Service" shall mean a Termination followed by the completion
       ----------------
      of a One-Year Break in Service.

1.13  "Code" shall mean the Internal Revenue Code of 1986, as amended.
       ----
      Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

1.14  "Committee" shall mean the committee of individuals appointed by the
       ---------
      Board to be responsible for the operations and administration of the Plan in accordance with the provisions of Article 11.

1.15  "Compensation" shall mean an Employee's wages, salaries, fees for
       ------------
      professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for services actually rendered in the course of employment with the Employer to the extent that amounts are includable in gross income. Compensation shall also include any remuneration that is currently excluded from the Participant's gross income by reason of the application of Sections 125 and 129, 401(k) or 402(h)(1)(B) of the Code. Notwithstanding the foregoing, Compensation with respect to any Employee shall exclude:

      (a)  Any compensation directly paid or payable as fringe benefits;

      (b) Any contributions made by the Employer for or on account of the Employees under this Plan, or under any other employee benefit plan other than as specifically excepted herein;

      (c) Any compensation paid or payable by reason of services performed prior to the date the Employee becomes a Participant;

      (d) Any compensation paid or payable by reason of services performed after the date the Employee ceased to be a Participant;

      (e)  Any compensation paid as part of a severance agreement;

      (f)  Any compensation paid in lieu of vacation not taken;

      (g) Amounts in excess of $150,000, as indexed for cost of living in accordance with Sections 401(a)(17) and 415(d) of the Code (e.g., $160,000 for 1998 and 1999, and $170,000 for 2000); and

      (h) Any equity-based compensation (including, but not limited to, stock options, restricted or unrestricted stock and performance shares) under the Plan Sponsor's Equity Incentive Plan or any similar equity-based plan or arrangement sponsored by an Affiliated Employer, whether such compensation is paid in shares of stock or cash.

1.16  "Covered Compensation" shall mean, with respect to any Participant, the
       --------------------
      average of the contribution and benefit bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Participant attains Social Security retirement age, as calculated under Section 401(l)(5)(e)(i) of the Code using the unrounded values.

1.17  "Deferred Vested Benefit" shall mean the benefit to which a vested
       -----------------------
      Participant would be entitled after a Break in Service, as calculated in accordance with Article 5.

1.18  "Early Retirement Benefit" shall mean the benefit to which a Participant
       ------------------------
      would be entitled in the event of his retirement at his or her Early Retirement Date, as calculated in accordance with Article 5.

1.19  "Early Retirement Date" shall mean the date on which a Participant
       ---------------------
      becomes eligible and elects to retire with an early retirement benefit under the Plan, as determined in accordance with Section 5.03.

1.20  "Effective Date" shall mean January 1, 1998, except as otherwise provided
       --------------
      herein; provided however, that any provision of the Plan required as a result of the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994 or any other applicable legislation, shall be effective as of the date specified in such legislation.

1.21  "Eligible Employee" shall mean every Employee of an Employer except an
       -----------------
      Employee:

      (a) who is an individual included in a unit of Employees whose compensation and conditions of employment are established by the terms of a collective bargaining agreement between an Employer and employee representatives, as described in Section 7701(a)(46) of the Code, where retirement benefits were the subject of good faith bargaining, unless and until such collective bargaining agreement provides that the Plan will apply to such individual; or

      (b) who is an individual included in a unit or class of Employees who are excluded from coverage by the Plan pursuant to the policies and records of the Plan Sponsor; or

      (c) who, as to any period of time, is classified or treated by an Employer as an independent contractor, a consultant, a Leased Employee, or an employee of an employment agency or any entity other than an Employer, even if such individual is subsequently determined to have been a common-law employee of an Employer during such period.

1.22  "Employee" shall mean an individual who is (a) employed by an Employer or
       --------
      Affiliated Employer as a common-law employee, or (b) a Leased Employee. However, if Leased Employees constitute less than 20% of the nonhighly compensated work force (within the meaning of Section 414(n)(5)(c)(ii) of the Code), the term "Employee" shall not include those Leased Employees who are covered by a plan described in Section 414(n)(5) of the Code.

1.23  "Employee's Age" shall mean, for the purposes of calculations involving
       --------------
      the age of the Employee, the following. The Employee shall be assumed to have been born on the first day of the month coincident with or following the Employee's date of birth and shall be assumed to have lived through the last day of the month in which the date of the event for which the Employee's age is being calculated occurs. Using the above assumptions, the Employee's Age shall be defined to be the number of months divided by 12 and rounded to three decimal places. Linear interpolation shall be used, where necessary, in calculations involving the Employee's Age.

1.24  "Employer" shall mean The PMI Group, Inc. and any other Affiliated
       --------
      Employer that, with the consent of the Board, shall adopt this Plan for its Eligible Employees, but only for the period during which consent is in effect. "Employer" when used in this Plan shall refer to such adopting entities either individually or collectively, as the context may require.

1.25  "Employment Commencement Date" shall mean the date on which the Employee
       ----------------------------
      first is credited with an Hour of Service.

1.26  "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
       -----
      as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

1.27  "Final Average Compensation" shall mean the highest amount obtainable by
       --------------------------
      the annual Compensation of a Participant paid in any five consecutive calendar years out of the last ten calendar years. In calculating Final Average Compensation for a Participant who is being credited with Service under Section 2.01(d) of this Plan (relating to a Participant receiving benefits under a long-term disability plan), it shall be assumed that such Participant continued to earn at the rate equal to his Final Average Compensation as calculated under this Section on the date he first commenced to receive Service credit under Section 2.01(d).

1.28  "Fund" shall mean any fund provided for in a trust arrangement or an
       ----
      insurance contract or a combination of both, which is held by a Funding Agent, to which contributions under the

      Plan on and after the Effective Date will be made, and out of which benefits are paid to the Participants or otherwise provided for.

1.29  "Funding Agent" shall mean a Trustee or insurance company or any duly
       -------------
      appointed successor or successors selected to hold a Fund.

1.30  "Highly Compensated Employee" and "Highly Compensated Former Employee"
       ---------------------------       ----------------------------------
      shall mean an Employee who is determined to be a Highly Compensated Employee or Highly Compensated Former Employee under the provisions of
      Article 6 of this Plan.

1.31  "Hour of Service" shall mean each hour for which an Employee is directly
       ---------------
      or indirectly paid or entitled to payment by an Employer or Affiliated Employer for the performance of duties in accordance with Department of Labor Regulation Section 2530.200b-2(a)(1).

1.32  "Joint Annuitant" shall mean the Beneficiary who will receive retirement
       ---------------
      benefits after the death of the Participant on the basis of the provisions of a Joint & Survivor Annuity, as described in Article 9.

1.33  "Joint & Survivor Annuity" shall mean a retirement benefit under which
       ------------------------
      equal monthly installments are payable during the joint lifetimes of the retired Participant and the Joint Annuitant, and under which, upon the earlier death of the retired Participant, the same amount, or 50 percent as elected by the Participant prior to his Benefit Commencement Date, continues to be paid to the Joint Annuitant for the Joint Annuitant's lifetime.

1.34  "Leased Employee" shall mean an individual who is a leased employee
       ---------------
      (within the meaning of Section 414(n)(2) of the Code) of an Affiliated Employer.

1.35  "Limitation Year" shall mean the 12-month period ending on each December
       ---------------
      31.

1.36  "Maternity or Paternity Absence" means an absence from employment by
       ------------------------------
      reason of the pregnancy of an Employee, the birth of a child of the Employee, the placement of a child in connection with the child's adoption by the Employee, or the caring for a child during the period immediately following the birth or adoption, which the Employee certifies to the Employee.

1.37  "Named Fiduciary" shall mean a fiduciary designated as such under the
       ---------------
      provisions of Article 11.

1.38  "Normal Retirement Age" shall mean the age at which the Employee reaches
       ---------------------
       his Normal Retirement Date as defined in Section 1.41.

1.39  "Normal Retirement Benefit" shall mean the benefit to which a Participant
       -------------------------
      would be entitled in the event of the Participant's retirement on the Participant's Normal Retirement Date, as calculated in accordance with
      Article 5.

1.40  "Normal Retirement Date" shall mean the first day of the month
       ----------------------
      coincident with or following the Participant's 65th birthday.

1.41  "One-Year Break in Service" shall mean a Severance Period of 12
       -------------------------
      consecutive months.

1.42  "Participant" shall mean any Eligible Employee who becomes a Participant
       -----------
      in the Plan pursuant to Article 3 and shall include any individual who has separated from Service or ceased to be an Eligible Employee and for whom there is still a liability under the Plan.

1.43  "Participating Employer" shall mean any Affiliated Employer that has
       ----------------------
      elected, with the approval of the Board, to participate in the Plan as to some or all of its Eligible Employees by adopting this Plan and the funding agreement described in Section 10.01 of this Plan. Such employees shall be considered Eligible Employees under the Plan and, for the purposes of their benefits under the Plan, the Participating Employer shall be included in the definition of Employer.

1.44  "Participation" shall mean Service while an Active Participant.
       -------------

1.45  "Period of Benefit Accrual Service" shall mean as to each Participant,
       ---------------------------------
      each period beginning on the date of his or her commencement as an Eligible Employee and ending on his or her next Termination Date.

1.46  "Period of Service" shall mean as to each Employee (a) each period
       -----------------
      beginning on his or her Employment Commencement Date or Reemployment Date and ending on his or her next Termination Date, and (b) to the extent not counted under (a), each absence of twelve (12) months or less from service with all Employers and Affiliated Employers, which began by reason of, or within which occurred, such Employee's resignation, retirement, discharge or death. For purposes of applying this Section 1.46, an Employee's Period of Service shall include periods of employment with any other employer which is a "predecessor employer" of an Affiliated Employer (within the meaning of Section 414(a) of the Code).

1.47  "Plan" shall mean The PMI Group, Inc. Retirement Plan, as embodied herein,
       ----
      and any amendments thereto.

1.48  "Plan Sponsor" shall mean The PMI Group, Inc.
       ------------

1.49  "Plan Year" shall mean the period beginning January 1 and ending
       ---------
      December 31.

1.50  "Postponed Retirement Benefit" shall mean the benefit to which a
       ----------------------------
      Participant would be entitled in the event of his retirement after his Normal Retirement Date, as calculated in accordance with Article 5.

1.51  "Postponed Retirement Date" shall mean the first day of the calendar
       -------------------------
      month coincident with or next following the Participant's Termination Date, if such date is later than the Participant's Normal Retirement Date.

1.52  "Predecessor Employer" shall mean, with respect to an Employee, one or
       --------------------
      more of the following organizations or units, if the Employee was previously employed by them: PMI Mortgage Insurance Company, American Pioneer Title Insurance Company, PMI Mortgage Services Company, and PMI Reinsurance Company.

1.53  "Predecessor to this Plan" shall mean any plan for which this Plan is a
       ------------------------
      restatement, any plan that has been merged into this Plan or any Predecessor to this Plan, or any other plan sponsored by an entity that became an Affiliated Employer by acquisition or merger, and that adopted this Plan or a Predecessor to this Plan for any of its employees who had been participants in such other plan.

1.54  "Qualified Joint & Survivor Annuity" shall mean, for a married
       ----------------------------------
      Participant, a Joint and Survivor Annuity with the Participant's Spouse as Joint Annuitant and a 50 percent survivor benefit. For a single Participant it shall mean a benefit payable in the form of an annuity for the life of the Participant. The Qualified Joint & Survivor Annuity for a married Participant shall be at least the Actuarial Equivalent, determined under the applicable factors of Article 9 of the Participant's Accrued Benefit or, if greater in Actuarial Equivalent value, any optional form of benefit then available to the Participant under the Plan.

1.55  "Reemployment Date" shall mean the date on which an Employee first
       -----------------
      completes an Hour of Service after a Termination Date.

1.56  "Retirement Date" shall mean a Participant's Normal, Early or Postponed
       ---------------
      Retirement Date.

1.57  "Severance Period" shall mean each period beginning on an Employee's
       ----------------
      Termination Date and ending on his or her next Reemployment Date.

1.58  "Spouse" shall mean the person to whom the Participant is legally married
       ------
      on the date the Participant receives the Participant's benefit payment from the Plan, or the Participant's date of death, if earlier.

1.59  "Termination" shall mean the cessation of active employment with the
       -----------
      Employer or an Affiliated Employer.

1.60  "Termination Date" shall mean the earlier of (a) the date on which an
       ----------------
      Employee dies, resigns, retires or is discharged from employment with all Employers and Affiliated Employers, or (b) the first anniversary of the first date of a period in which an Employee remains absent from service with all Employers and Affiliated Employers for any reason other than his or her death, resignation, retirement or discharge, or if the absence is on account of a Maternity or Paternity Absence, the second anniversary of the first date of the Employee's absence from service with all Employers and Affiliated Employers. In accordance with Treas. Reg. Section 1.410(a)- 9, the period between the first and second anniversaries of absence from service as the result of Maternity or Paternity Absence (the "Second Year") is neither a Period of Service nor a Severance Period. Accordingly, an Employee shall receive no credit for a Year of Benefit Accrual Service, a Year of Eligibility

      Service or a Year of Vesting Service during the Employee's Second Year, but the Employee's Severance Period shall not commence until the end of the Second Year.

1.61  "Trust" shall mean any trust established under an agreement between the
       -----
      Employer and a Trustee under which any portion of the Fund is held, and shall include any and all amendments to the Trust agreement.

1.62  "Trustee" shall mean any trustee holding any portion of the Fund under a
       -------
      Trust agreement forming a part of the Plan.

1.63  "Year of Benefit Accrual Service" shall mean a 12-month Period of
       -------------------------------
      Benefit Accrual Service. Subject to Section 2.04, an Employee's total number of Years of Benefit Accrual Service shall be calculated by assuming that the Employee (a) was hired on the first day of the month coincident with or following the Employee's actual date of hire, and (b) incurred a Termination Date on the last day of the month in which the Employee's actual Termination Date occurs. Years of Benefit Accrual Service shall be calculated by dividing the number of months determined in the preceding sentence by 12, and rounding down to three decimal places. Linear interpolation shall be used where necessary.

1.64  "Year of Eligibility Service" shall mean a 12-month Period of Service.
       ---------------------------
      Subject to Section 3.02, and Employee's total number of Years of Eligibility Service shall be calculated by assuming that the Employee (a) was hired on the first day of the month coincident with or following the Employee's actual date of hire, and (b) incurred a Termination Date on the last day of the month in which the Employee's actual Termination Date occurs. Years of Eligibility Service shall be calculated by dividing the number of months determined in the preceding sentence by 12, and rounding down to three decimal places. Linear interpolation shall be used where necessary.

1.65  "Year of Vesting Service" shall mean a 12-month Period of Service.
       -----------------------
      Subject to Section 7.05, an Employee's total number of Years of Vesting Service shall be calculated by assuming that the Employee (a) was hired on the first day of the month coincident with or following the Employee's actual date of hire, and (b) incurred a Termination Date on the last day of the month in which the Employee's actual Termination Date occurs. Years of Vesting Service shall be calculated by dividing the number of months determined in the preceding sentence by 12, and rounding down to three decimal places. Linear interpolation shall be used where necessary.

                                   ARTICLE 2

                             SERVICE COUNTING RULES
                             ----------------------

2.01  Period of Service -- General Rule. An Employee shall be credited with a
      ---------------------------------
      Period of Service for:

      (a) Each period for which a person is directly or indirectly paid, or entitled to payment, by an Affiliated Employer or a Predecessor Employer for the performance of duties. This Service shall be credited to the person during the appropriate Computation Period in which the duties are performed;

      (b) Each period for which a person is directly or indirectly paid, or entitled to payment, by an Affiliated Employer or a Predecessor Employer for reasons other than for the performance of duties (such as vacation, holiday, illness, incapacity including disability, jury duty, military duty, leave of absence, or a leave of absence pursuant to the Family Leave Act, or layoff). This Service shall be credited to the Employee during the Computation Period in which the nonperformance of duties occurs, but the total credit for any single continuous period during which the employee performs no duties (whether or not in a single Computation Period) of such Service shall not exceed 501 hours. The computation of non-work hours described in this subsection will be computed in accordance with the provisions of the Department of Labor Regulation Section 2530.200b-2;

      (c) Each period for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Employer or Predecessor Employer. This Service will be credited to the person for the Plan Year to which the award or agreement pertains;

      (d) Each period for which an Employee is not paid or entitled to payment but during which he normally would have performed duties for a Participating Employer during any period for which he is eligible to receive benefits under the long-term disability plan of a Participating Employer; and

      (e) Each period for which an Employee is not paid or entitled to pay but during which the Employee is absent for a period of military service for which reemployment rights are protected by law, but only if the Employee returns to employment within the time required by law.

2.02  Period of Service -- Computation. For the purpose of calculating Service
      --------------------------------
      under the Plan, an Employee shall be assumed to have been hired on the first day of the month coincident with or following the Employee's date of hire and shall be assumed to have been terminated on the last day of the month in which the Employee's date of termination or retirement occurs.

      Using the above assumptions, Service shall be defined to be the number of months of Service divided by 12 and rounded to three decimal places. Linear interpolation shall be used, where necessary, in calculations involving Service.

2.03  Eligibility Service.  An Eligible Employee shall be credited with a Year
      -------------------
      of Eligibility Service if the Participant performs 12 months of Service during the Computation Period commencing with the date of the Participant's hire or most recent rehire following a Break in Service or, if the Participant fails to perform 12 months of Service in that Computation Period, the Participant shall be credited with a Year of Eligibility Service if the Participant performs 12 months of Service in any Computation Period commencing after his hire or rehire date. If a Participant incurs a Break in Service, Eligibility Service prior to his Termination Date shall not be counted until the Participant performs a Year of Eligibility Service following his Break in Service.

2.04  Benefit Accrual Service.  Benefit Accrual Service shall include any
      -----------------------
      Period of Service except in the case of an employee who was a participant in the Allstate Retirement Plan on April 1, 1995. Such prior Allstate Retirement Plan participant shall not receive any Benefit Accrual Service prior to May 1, 1995. Employees hired by the Employer between May 2, 1994 and April 30, 1995 shall begin receiving Benefit Accrual Service on their original hire date with the Employer and will participate in the Plan one year from their original hire date with the Employer.

2.05  Service -- General Rule.  A Participant shall be credited with a Year of
      -----------------------
      Service for purposes of this Plan other than for determining eligibility if the Participant performs 12 months of Service during a Plan Year, except that a Year of Service shall not be credited for any Plan Years prior to a Break in Service in any of the following cases:

     (a)  Rehire Rule -- The Participant has not been credited with one Year of
          -----------
          Eligibility Service following his date of rehire, or

     (b)  Cash-Out Rule -- The Participant has previously received a
          -------------
          distribution of the present value of his entire nonforfeitable benefit, following his Termination Date, unless the Participant has repaid in full the distribution, with interest in accordance with
          Section 7.06 of this Plan. For the purposes of this rule, a Participant who is not entitled to a Deferred Vested Benefit upon his Termination Date shall be considered to be cashed out upon his Termination Date, or

     (c)  Rule of Parity -- The Participant was not entitled to a Deferred
          --------------
          Vested Benefit at his Termination Date and has incurred a number of consecutive One-Year Breaks in Service equal to the greater of five or the number of Years of Service credited to him prior to the first of such consecutive One-Year Breaks in Service.

                                   ARTICLE 3

                  ELIGIBILITY FOR PARTICIPATION AND TRANSFERS
                  -------------------------------------------

3.01  Eligibility to Become a Participant. Each individual who was a
      -----------------------------------
      Participant in the Plan on the day before the Effective Date and is an Eligible Employee on the Effective Date, shall automatically continue as a Participant on the Effective Date. Each other Eligible Employee shall become a Participant in the Plan on the first day of the calendar month that follows the first date on which he has completed one Year of Eligibility Service.

3.02  Eligibility Service Disregarded. The Years of Eligibility Service of a
      -------------------------------
      terminated Participant who is reemployed shall be determined in accordance with the following rules.

      (a)  One-Year Break in Service Before Completing One Year of Eligibility
           -------------------------------------------------------------------
           Service. If an Employee incurs a One-Year Break in Service before
           -------
           completing one Year of Eligibility Service, he or she shall be treated as a new Employee, upon subsequent reemployment, for the purpose of determining eligibility for participation in the Plan. Thus, such an Employee must satisfy the requirements of Section 3.01 after his or her Reemployment Date in order to become a Participant in the Plan, and any service before the One-Year Break in Service shall be disregarded.

      (b)  Reemployment of Terminated Participants.
           ---------------------------------------

           (1)  Prior Service Disregarded.  If a Participant incurs a One-Year
                -------------------------
                Break in Service, and his or her vested percentage interest in his or her Accrued Benefit under the Plan was 0% when the One-Year Break in Service began, and the number of his or her consecutive One-Year Breaks in Service exceeds the greater of
                (i) the number of his or her Years of Vesting Service, or (ii) five (5), then he or she must again satisfy the requirements of
                Section 3.01 after his or her Reemployment Date in order to become a Participant in the Plan, and any service before the One-Year Break in Service shall be disregarded for purposes of eligibility.

           (2)  Prior Service Counted.  If a Participant does not incur a
                ---------------------
                One-Year Break in Service or incurs a One-Year Break in Service and:

                (i) his or her vested percentage interest in his or her Accrued Benefit under the Plan was greater than 0% when the One-Year Break in Service began, or

                (ii) the number of his or her consecutive One-Year Breaks in
                     Service does not exceed the greater of (A) the number of his or her Years of Vesting Service, or (B) five (5), then he or she shall become a Participant in the

                     Plan again on his or her Reemployment Date (provided he or she is reemployed as an Eligible Employee).

3.03  Transfer to Another Plan.  A Participant who ceases to be an Eligible
      ------------------------
      Employee without incurring a Termination shall cease to accrue benefits under this Plan as of the date on which he ceased to be an Eligible Employee, and his Accrued Benefit will be frozen as of the close of the Plan Year in which he ceases to be an Eligible Employee, but he shall continue to be a Participant for other purposes under the Plan and, if he continues to remain in the employ of an Affiliated Employer, shall continue to earn Vesting Service.

                                   ARTICLE 4

               RETIREMENT ELIGIBILITY AND SUSPENSION OF BENEFITS
               -------------------------------------------------

4.01  Retirement. A Participant who has reached his Retirement Date shall be
      ----------
      entitled to retire from employment with all Employers and Affiliated Employers and receive benefits in accordance with Article 5.

4.02  Suspension of Benefits -- Postponed Retirement. If a Participant's Service
      ----------------------------------------------
      continues after his Normal Retirement Age and such Service after his Normal Retirement Age constitutes Section 203(a)(3)(B) Service (as defined in Section 4.05), such Participant's benefits will be suspended, provided that the Committee notifies him that his benefits have been suspended in the manner provided by Section 4.04 of this Article.

4.03  Suspension of Benefits -- Rehires. If a person receiving benefits
      ---------------------------------
      hereunder is rehired by the Employer, payment of those benefits will be suspended as long as the rehired Employee remains employed with the Employer, provided such Service constitutes Section 203(a)(3)(B) Service (as defined in Section 4.05) and provided that the Committee notifies him that benefits have been suspended, in the manner provided by Section 4.04 of this Article.

4.04  Suspension of Benefit Notice. The notice required under Sections 4.02 or
      ----------------------------
      4.03 of this Article shall contain:

      (a) a description of the specific reasons for the suspension of benefit payments,

      (b) a general description of the Plan's provisions relating to the suspension,

      (c)  a copy of such provisions,

      (d) a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations, and

      (e) a description of the Plan's procedure for affording a review of such suspension.

      Such notice shall be furnished by personal delivery or first-class mail during the first calendar month in which payments are discontinued.

4.05  Section 203(a)(3)(B) Service. In accordance with Department of Labor
      ----------------------------
      Regulations Section 2530.203-3, "Section 203(a)(3)(B) Service" shall be determined on a monthly basis and an Employee shall be deemed to be in
      Section 203(a)(3)(B) Service in any month in which he shall perform 40 or more Hours of Service as defined in Department of Labor Regulations
      Section 2530.200b - 2(a)(1) and (2). An Employee shall have the right to contest the determination of his status in accordance with the procedures set forth in Section 11.08 of this Plan.

4.06  Recommencement of Benefits. Benefits that are suspended in accordance with
      --------------------------
      Section 4.02 or 4.03 of this Article shall be paid in any month in which the Participant is not considered to be in Section 203(a)(3)(B) Service. If an Employee whose benefits are suspended continues or recommences Participation in this Plan and thereafter again becomes entitled to benefits hereunder by virtue of a new Early, Normal, or Postponed Retirement, previously suspended benefits shall not be recommenced, and the Participant shall be entitled only to his Early, Normal, or Postponed Retirement Benefit, as of the Participant's new Early, Normal, or Postponed Retirement Date, adjusted as provided in Section 5.06.

4.07  Required Commencement at Age 70 1/2. A Participant not currently receiving
      -----------------------------------
      benefits under this Plan who attains age 70 1/2 shall commence receiving benefits as if the Participant had retired on December 31 of the calendar year in which the Participant attains age 70 1/2, and had a Benefit Commencement Date of April 1 of the following calendar year. Each December 31 thereafter, and upon the Participant's later actual Postponed Retirement Date, the Participant benefit payment shall be recalculated using the Participant's actual Benefit Accrual Service and actual Final Average Compensation.

4.08  Required Commencement -- Conditions. Notwithstanding any provision of this
      -----------------------------------
      Plan to the contrary, all distributions under the Plan shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder, including the incidental death benefit requirements of Treasury Regulation Section 1.401(a)(9)-2. The provisions of this Section override any distribution options under the Plan if inconsistent with the requirements of Section 401(a)(9) of the Code.

4.09  Blocking.  In the event of a sale of a division or subsidiary of the
      --------
      Employer, a Participant shall not be considered to have attained his Early, Normal or Deferred Retirement Date until he shall have separated from service from the division or subsidiary that was sold by the Employer. In such event, Service with the division or subsidiary that was sold shall be considered Service with the Employer but shall not be Benefit Accrual Service, and all provisions of this Plan shall apply accordingly.

                                   ARTICLE 5

                         AMOUNT OF RETIREMENT BENEFIT
                         ----------------------------

5.01  Normal Retirement Benefit.
      -------------------------
      (a) A Participant's Normal Retirement Benefit shall be an annual annuity for the life of the Participant, payable monthly, commencing upon the Participant's Normal Retirement Date, equal to a Participant's Base Benefit added to the Participant's Additional Benefit, as described below:

            (1)  "Base Benefit" is equal to 1.55 percent of a Participant's
                  ------------
                  Final Average Annual Compensation multiplied by the Participant's Years of Benefit Accrual Service.

            (2)  "Additional Benefit" is equal to 0.65 percent of the excess of
                   -----------------
                  the Final Average Compensation over the Participant's Covered Compensation, multiplied by the Participant's Years of Benefit Accrual Service up to a maximum of 35 years.

            (3)  "Allstate Benefit." A Participant with a frozen benefit fro
                  ----------------
                  the Allstate Retirement Plan will also receive an additional benefit equal to the following: The PMI Final Average Compensation at the time of termination divided by the Average Annual Allstate Compensation, minus one, times the frozen Allstate benefit.

      (b)   Beefed-Up Benefit. The potentially higher benefit described in this
            -----------------
            Section 5.01(b) is applicable to a Participant (if at all) only if the Participant is neither a Highly Compensated Employee nor a Highly Compensated Former Employee. A Participant who retires from employment with all Employers and Affiliated Employers both (1) before December 31, 1999, and (2) while at least age 55 but less than age 60, shall have his or her Base Benefit and Additional Benefit (as described in Section 5.01(a)) recalculated as provided in this Section 5.01(b). If such recalculated Base Benefit and Additional Benefit exceeds the Base Benefit and Additional Benefit as originally calculated under Section 5.01(a), the Participant shall be entitled to the recalculated Base Benefit and Additional Benefit.

            (1) The Participant's Final Average Compensation will be calculated as if he or she had continued to work until the earlier of December 31, 1999 or age 60 at his or her Compensation in the last twelve months prior to retirement.

            (2) For a Participant who was hired at Allstate before 1978, his or her Base Benefit and Additional Benefit will be first decreased by (i) and then increased by (ii):

                  (i) The number of years from termination to the latter of December 31, 1999 or age 60 divided by the number of years of Allstate service prior to January 1, 1978 times the pre-1978 benefit under the Allstate Retirement Plan.

                  (ii) The number of years from termination to the latter of
                       December 31, 1999 or age 60 divided by the number of years of service from January 1, 1988 to April 1, 1995 times the post-1988 benefit under the Allstate Retirement Plan.

      (c)   Bridge Benefit. The benefit described in this Section 5.01(c) is
            --------------
            applicable to a Participant (if at all) only if the Participant is neither a Highly Compensated Employee nor a Highly Compensated Former Employee. If a Participant retires from employment with all Employers and Affiliated Employers after attaining at least age 55 and 20 years of combined service with the Employers and Allstate, but did not have 20 years of service with Allstate on April 1, 1995, the Participant shall be entitled to a temporary annuity equal to:
            (A) as reduced in (B) payable for the period described in (C) below:

            (A) The monthly life annuity payable from the Allstate Retirement Plan starting at the Participant's Normal Retirement Date under the Allstate Retirement Plan. (This is the accrued Allstate benefit on April 1, 1995, as communicated by Allstate.)

            (B) The monthly life annuity will be reduced by one half percent per month (6% per year) for each month the Participant's retirement precedes his or her Normal Retirement under the Allstate Retirement Plan.

            (C) The monthly life annuity will be paid starting on the first day of the month following retirement under the Plan until the earlier of the Participant's death or the date on which the Participant becomes eligible to receive his or her benefit from the Allstate Retirement Plan. Alternatively, the Participant may elect to have, in the event of his or her death, the monthly life annuity continue to his or her surviving Spouse but not beyond the date when the Participant would have become eligible to receive his or her benefit from the Allstate Retirement Plan. If the Participant elects to have the full benefit continue to his or her Spouse, then the benefit in (B) will be further reduced two percent. If the Participant elects to have half of the benefit continue to his or her Spouse, then the benefit in (B) will be further reduced one percent.

5.02  Postponed Retirement Benefit. A Participant who retires on the Postponed
      ----------------------------
      Retirement Date shall receive a Postponed Retirement Benefit that, subject to the provisions of the optional retirement benefit and the Joint & Survivor Annuity, shall consist of a monthly payment on the first day of each calendar month commencing with the Participant's Postponed Retirement Benefit Date, and ending with the last such payment before the Participant's death, equal to the Participant's Normal Retirement Benefit but with Benefit Accrual Service, Compensation, and Final Average Compensation determined as of the Participant's Postponed Retirement Date.

5.03  Early Retirement Benefit. A Participant who retires from employment with
      ------------------------
      all Employers and Affiliated Employers prior to the Participant's Normal Retirement Date but on or after attaining age 55, and who has completed at such time ten Years of Benefit Accrual Service, shall be entitled to an Early Retirement Benefit of an annual annuity for life, payable monthly, commencing at the date that would have been the Participant's Normal Retirement Date. At the election of the Participant, the Participant may receive the Participant's Early Retirement Benefit as an annuity commencing at the Participant's Early Retirement Date, or at any date thereafter, in a reduced amount calculated by multiplying the Normal Retirement Benefit (based upon the Participant's years of credit Service and Final Average Compensation as of the Participant's Early Retirement
      Date) calculated under Section 5.01 by the appropriate factor as defined below and using linear interpolation for partial years as necessary.

      The Base Benefit as described in Section 5.01 will be reduced by 4.8 percent for each year before the Base Retirement Age as defined in the following table:


               Year of Birth            Base
                                     Retirement
                                        Age
               Before 1942            Age 60
               1942 - 1944            Age 61
               1945 - 1947            Age 62
               1948 - 1950            Age 63
               1951 - 1953            Age 64
               After 1953             Age 65

     The Additional Benefit as described in Section 5.01 will be reduced by eight percent for each year of early retirement from age 62 to age 65 and by four percent for each year of early retirement from age 55 to age 62.

     Notwithstanding the foregoing, Participants electing early retirement prior to December 31, 1999, and prior to their 60th birthday will be eligible for the "Beef Up" provision. Under this provision, a Participant is eligible for a "Beefed Up" benefit if the Participant's date of retirement is one or more calendar years earlier than the earlier of (a) the Participant's 60th birthday, or (b) December 31, 1999. Under the provision, the Participant's Final Average Compensation will be the greater of that which is calculated under Section 1.28 or that which would be calculated under Section 1.28 if the Participant continued to work until the earlier of his 60th birthday or December 31, 1999, and earned in each future year the same as that which he earned in his final full year of employment.

5.04  Accrued Benefit -- Participant Who Has Attained Retirement Age. The
      --------------------------------------------------------------
      Participant's Accrued Benefit shall be the Early, Normal, or Postponed Retirement Benefit to which the Participant would be entitled if he were to retire at such time, payable as an annuity for life commencing at Normal Retirement Age or, if the Participant has attained his Normal Retirement Age, as of the first of the calendar month coincident with or next following the date of calculation.

5.05  Accrued Benefit -- Who has Not Attained Retirement Age shall be:
      ---------------------------------------------------------------

      (a)  Deferred Vested Benefit. A Participant who has incurred a Break in
           -----------------------
           Service shall be entitled to an annual pension benefit, payable as a straight life annuity commencing at Normal Retirement Date equal to the Participant's Accrued Benefit on his Termination Date, provided that the Participant is vested under the provisions of Article 7, unless such Participant has been cashed out pursuant to Section 9.02.

      (b)  Deferred Vested Benefit -- Early Commencement. A Participant entitled
           ---------------------------------------------
           to a Deferred Vested Benefit who has satisfied the Service requirement for entitlement to an Early Retirement Benefit and who subsequently satisfies the age requirements for entitlement to an Early Retirement Benefit shall be entitled to elect to receive his Deferred Vested Benefit at a date prior to the date on which it otherwise would be payable, in an Actuarial Equivalent amount calculated in accordance with the factors defined below and using linear interpolation for partial years as necessary:

           The Base Benefit and Additional Benefit as described in Section 5.01 will be reduced by eight percent for each year the benefit commences prior to age 65 but after age 60 and an additional four percent for each year the benefit commences prior to age 60.

5.06  Adjustment for Suspension of Benefits. The otherwise payable Early,
      -------------------------------------
      Normal, or Postponed Retirement Benefit of any Participant who had previously become entitled to an Early, Normal, or Postponed Retirement Benefit, but whose benefit payments were suspended pursuant to the provisions of Article 4, shall be reduced by the Actuarial Equivalent of any payments previously made to him.

                                   ARTICLE 6

                          REQUIRED BENEFIT LIMITATIONS
                          ----------------------------

6.01  Code Section 415 Limits. The benefits otherwise payable to a Participant,
      -----------------------
      or a Beneficiary under this Plan and, where relevant, the Accrued Benefit of a Participant, shall be limited to the extent required, and only to the extent required, by the provisions of Section 415 of the Code and rulings, notices and regulations issued thereunder. To the extent applicable,
      Section 415 of the Code and rulings, notices, and regulations issued thereunder are hereby incorporated by reference into this Plan. In calculating these limits, the following rules shall apply:

      (a)  Actuarial Equivalencies -- Effective as of April 1, 1995:
           -----------------------

           (1) For purposes of determining the actuarial equivalent of the limitation described in Section 415(b)(2)(C) of the Code (and, except as provided in subparagraph (a)(2) of this Section 6.01, for purposes of determining the actuarial equivalent of the benefit as described in Section 415(b)(2)(B) of the Code), the mortality assumption used shall be the "applicable mortality table" described in Section 417(e)(3) of the Code and the interest rate assumption used shall be not less than the greater of 5% or the interest rate specified in Section 1.03.

           (2) For purposes of determining the actuarial equivalent of the benefit described in Section 415(b)(2)(B) of the Code for any form of benefit subject to Section 417(e)(3) of the Code, the mortality assumption used shall be the "applicable mortality table" described in Section 417(e)(3) of the Code and the interest rate assumption used shall be not less than the greater of the Applicable Interest Rate or the interest rate specified in Section 1.03.

           (3) For purposes of determining the actuarial equivalent of the limitation described in Section 415(b)(2)(D) of the Code, the mortality assumption used shall be the "applicable mortality table" described in Section 417(e)(3) of the Code and the interest rate assumption used shall be not greater than the lesser of 5% or the interest rate specified in Section 1.03.


      (b)  Cost-of-Living Adjustments -- If the applicable Section 415 limits
           --------------------------
           are increased after a benefit is in pay status by virtue of an adjustment to those limits reflecting a change in the cost-of-living index, benefit payments to a Participant or his Beneficiary shall be increased automatically to the maximum extent permitted under the revised limits. This increase shall occur only to the extent it would not cause the benefit to exceed the benefit to which the Participant or Beneficiary would have been entitled in the absence of the Section 415 limits.

      (c)  Surviving Spouse Payments -- If, upon the death of a Participant
           -------------------------
           whose benefits were limited under this Section 6.01, the Participant's surviving Spouse shall be entitled to a benefit payment smaller than that which was payable while the Participant was alive, the benefit payments to the spouse shall equal the lesser of (1) and
           (2) below, where:

           (1) is the benefit payment that would be payable to the surviving Spouse if benefits under this Plan had not been limited by this
                Section 6.01, and

           (2) is the benefit payment that would be payable to the surviving Spouse if the benefit provided under this plan had been a Joint & Survivor Annuity with survivor benefits equal to 50 percent of the amount payable while the Participant was alive, in an amount equal to the maximum limitations provided under this Section 6.01.

      (d)  Reduction for Participation in Defined Contribution Plans -- For any
           ---------------------------------------------------------
           Limitation Year beginning prior to December 31, 1999, if the Participant is, or ever has been, covered under one or more qualified defined contribution plans maintained by the Employer or an Affiliated Employer, the combined plan limits of Section 415(e) of the Code shall be calculated by reducing the limits applicable to this Plan first, prior to restricting annual additions to any such defined contribution plan. This subsection (d) shall have no force or effect for any Limitation Year beginning after December 31, 1999.

      (e)  Reduction for Participation in Defined Benefit Plans -- If the
           ----------------------------------------------------
           Participant is entitled to a benefit under any defined benefit plan that is, or ever has been, maintained by the Employer or an Affiliated Employer, the limits under this Section 6.01 shall be applied to the combined benefits payable and the benefit payable hereunder shall be reduced to the extent necessary to make the combined benefits meet the limits under this Section 6.01.

      (f)  Average Compensation -- To calculate Average Compensation for an
           --------------------
           Employee's high three years of service, compensation shall be the Employee's Compensation as defined in Section 1.15, and the three years' average shall be calculated using consecutive calendar years.

6.02  Special Limitation for 25 Highest-Paid Employees. The provision of this
      ------------------------------------------------
      Section 6.02 shall apply to the 25 highest-paid Highly Compensated Employees or Highly Compensated Former Employees for a Plan Year. Subject to Section 6.03, if a benefit becomes or is payable for a Plan Year to such an Employee, it cannot exceed an amount equal to the payments that would be made during the Plan Year on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and any other benefits under the Plan.

6.03  Exceptions to Special Limitation. The provisions of Section 6.02 shall not
      --------------------------------
      apply if: (a) the value of the benefits that would be payable to an Employee described in Section 6.02 are less than one percent of the value of current liabilities, or (b) the value of the assets held in the Fund equals or exceeds, immediately after payment of a benefit to an Employee described in Section 6.02, 110 percent of the value of current liabilities. For purposes of this Section, the value of current liabilities shall be as defined in Section 412(l)(7) of the Code.

6.04  Distributions Allowed if Security Furnished. A benefit that is restricted
      -------------------------------------------
      pursuant to Section 6.02 may be nevertheless distributed if the Employee is obligated to repay the Plan, in the event of a termination of the Plan, any amount necessary for the distributions of assets to satisfy the requirements of Section 401(a)(4) of the Code. The amount the Employee shall be obligated to repay, at any time, shall not exceed a restricted amount, that shall equal, at any measurement date, the excess of the distributions the Employee has received over the amount that the Employee would have received had distributions commenced in a manner that would have not violated the provisions of Section 6.02, both accumulated at a reasonable rate of interest from the date payment was (or would have been) made to the measurement date. The Employee's obligation to repay must be secured by either: (a) an escrow account with an initial value at the date of distribution of at least 125 percent of the restricted amount, and at all times thereafter a value of at least 110 percent of the restricted amount, (b) a bond, issued by a surety approved by the U.S. Treasury as an acceptable surety for federal bonds, of 100 percent of the restricted amount, or (c) a bank letter of credit equal to 100 percent of the restricted amount.

6.05  Plan Termination Limit. In the event of Plan termination the benefit of
      ----------------------
      any Highly Compensated Employee or Highly Compensated Former Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

6.06  Highly Compensated Employee or Former Employee. The term "Highly
      ----------------------------------------------
      Compensated Employee" shall mean an Employee who performs service during the Determination Year and is described in one or more of the following groups in accordance with IRS regulations:

      (a) An Employee who is or was a 5-percent owner (within the meaning of Section 414(q)(2) of the Code), at any time during the Determination Year or the Look-Back Year; or

      (b) An Employee who received Compensation during the Look-Back Year in excess of $80,000 (as adjusted for such Year pursuant to Sections 414(q)(1) and 415(d) of the Code) and was a member of the Top-Paid Group for such Year.

      The term "Highly Compensated Former Employee" shall mean a former Employee who has a separation year prior to the Determination Year and was a Highly Compensated active Employee for either: (1) such Employee's separation year or (2) any Determination Year ending on or after the Employee's 55th birthday.

     A separation year is the Determination Year in which the Employee separates from Service. Notwithstanding the foregoing, an Employee who separated from Service before January 1, 1987, is a Highly Compensated Employee only if he was a five-percent owner or received Compensation in excess of $50,000 during (1) the Employee's separation year (or the year preceding such separation year), or (2) any year ending on or after such Employee's 55th birthday (or the last year ending before such Employee's 55th birthday).

     Notwithstanding anything to the contrary in this Plan, Sections 414(b),
     (c), (m), (n), and (o) of the Code are applied prior to determining whether an Employee is a Highly Compensated Employee.

     The above provisions of this Section 6.06 shall be effective as of January 1, 1997.

6.07  Definitions.  For purposes of this Section and Section 6.06,
      -----------

      (a) "Compensation" shall mean compensation as defined in Section 414(q)(4) and the regulations thereunder.

      (b) "Determination Year" shall mean the Plan Year for which the determination of who is Highly Compensated is being made.

      (c) "Look-Back Year" shall mean the 12-month period preceding the Determination Year.

      (d) "Top-Paid Group" shall mean the top twenty percent (20%) of all Employees when ranked on the basis of Compensation paid to such Employees during the year under consideration. The number and identity of Employees in the group will be determined in accordance with Section 414(q).

      (e) The Employer shall have the right to elect to determine Highly Compensated Employees by reference to calendar-year Compensation, in accordance with IRS regulations. If the Employer so elects, the Employer must make such election with respect to all qualified plans it or any Affiliated Employer maintains.

                                   ARTICLE 7

                                    VESTING
                                    -------
7.01  General Rule. A Participant who incurs a Break in Service at a time when
      ------------
      he is not entitled to an Early, Normal or Postponed Retirement Benefit under the provisions of Article 5 shall not be entitled to benefits under this Plan except as provided under the provisions of this Article.

7.02  Vesting at Normal Retirement Age. A Participant who has attained Normal
      --------------------------------
      Retirement Age shall be fully vested in his Accrued Benefit.

7.03  Vesting Before Normal Retirement Age. A Participant who incurs a
      ------------------------------------
      Termination at a time when he is not entitled to an Early, Normal or Postponed Retirement Benefit under the provisions of Article 5 shall be entitled to a Deferred Vested Benefit, payable as provided under Article 5, provided the Participant has attained five Years of Vesting Service at the time of Termination.

      For each Participant who both (a) became an Eligible Employee after April 1, 1995, and (b) prior to April 1, 1995, was employed by PMI for at least twelve (12) months, his or her Period of Service for such employment also shall be counted for purposes of determining his or her Years of Vesting Service.

7.04  Vesting Upon Plan Termination. In the event of termination or partial
      -----------------------------
      termination of this Plan, each affected Participant shall be 100 percent vested in his Accrued Benefit, but only to the extent funded. The foregoing sentence shall not apply to a former Participant who has been cashed out (including those deemed cashed out under Section 7.05(c)) or who has incurred five consecutive One-Year Breaks in Service after his Termination Date. Such a former Participant shall not be entitled to any additional vested benefit upon Termination or partial Termination.

7.05  Vesting Service Disregarded. The Years of Vesting Service of a terminated
      ---------------------------
      Participant who is reemployed shall be determined in accordance with the following rules.

      (a)  Prior Service Disregarded. If a Participant incurs a One-Year Break
           -------------------------
           in Service, and his or her vested percentage interest in his or her Accrued Benefit under the Plan was 0% when the One-Year Break in Service began, and the number of his or her consecutive One-Year Breaks in Service exceeds the greater of (1) the number of his or her Years of Vesting Service, or (2) five, then his or her Years of Vesting Service credited before the One-Year Break in Service shall be disregarded.

      (b)  Prior Service Counted. If a Participant does not incur a One-Year
           ---------------------
           Break in Service, or incurs a One-Year Break in Service, and:

           (1) his or her vested percentage interest in his or her Accrued Benefit under the Plan was greater than 0% when the One-Year Break in Service began, or

           (2) the number of his or her consecutive One-Year Breaks in Service does not exceed the greater of (A) the number of his or her Years of Vesting Service, or (B) five,

      then the Years of Vesting Service credited before the Participant's termination shall be reinstated, effective as of his or her Reemployment Date.

      (c)   Future Service Disregarded. In determining a Participant's Accrued
            --------------------------
           Benefit and Years of Vesting Service for purposes of the Plan, if the Participant incurs a Termination Date and the nonforfeitable percentage of his or her Accrued Benefit at that time is zero, he shall be deemed to have received a complete distribution of the nonforfeitable portion of his or her Accrued Benefit at the time of his or her Termination Date, and shall immediately forfeit his or her Accrued Benefit. However, such forfeited Accrued Benefit shall be restored if the Participant has a Reemployment Date within five consecutive One-Year Breaks in Service following such Termination Date. The portion of a Participant's Accrued Benefit and Years of Vesting Service previously disregarded by a prior application of this paragraph shall not be counted for the purpose of the preceding sentences.

7.06  Repayment of Cash-Out. If an Employee shall have received a full
      ---------------------
      distribution of his nonforfeitable interest in this Plan following his Termination Date, he shall be entitled to repay the amount of that distribution to the Plan together with compound interest at the rate of five percent per annum for any period prior to the first day of the Plan Year beginning on or after January 1, 1988, and at the rate of 120 percent of the applicable federal midterm rate as in effect for the first month of the Plan Year for any Plan Year or portion of a Plan Year that commences on or after January 1, 1988. Any such repayment shall be made prior to the earlier of:

      (a) The fifth anniversary of the date on which the Employee was rehired by the Employer, or

      (b) The close of the first period of five consecutive One-Year Breaks in Service following the Participant's Termination Date.

           A Participant who is deemed to have been cashed out under Section 7.05(c) because he was not entitled to a Deferred Vested Benefit on his Termination Date shall be deemed to have properly made a repayment upon again becoming a Participant. Such a deemed repayment will not restore Years of Service which would not be counted under the provisions of Section 7.05(c) (the Rule of Parity).

7.07  Vesting Service. A Participant shall be credited with a Year of Vesting
      ---------------
      Service as provided in Sections 1.66, 7.05 and 7.06, except that Vesting Service shall not include any Year of Service completed prior to the date of establishment of this Plan or the Predecessor to this Plan other than a Participant's service completed with Allstate prior to April 1, 1995, if the Participant was employed by Allstate on March 31, 1995 and by the Employer or an Affiliated Employer on April 1, 1995.

                                   ARTICLE 8

                    QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
                    ----------------------------------------


8.01  Automatic Preretirement Spousal Death Benefit
      ---------------------------------------------


      (a) Except as provided in subsection (b) below, in the event a Participant with a vested right to his Accrued Benefit under the Plan dies before his Benefit Commencement Date, a death benefit shall be provided to the Participant's Spouse as follows:

           (1) If the Participant at the date of death was eligible to retire and receive a benefit under the Plan at an Early, Normal or Postponed Retirement Date, then his surviving Spouse shall automatically receive a death benefit in an amount equal to one-half of the amount of the retirement benefit that would have been payable to the Spouse if the Participant had retired on the day preceding his death, receiving a benefit in the form of a Joint & Survivor Annuity with a 50 percent survivor annuity to the Spouse.

           (2) If the Participant at the date of death was not eligible to retire under the Plan and receive a benefit under the Plan at an Early, Normal, or Postponed Retirement Date, then the Participant's surviving Spouse shall receive an Automatic Preretirement Spousal Death Benefit in an amount equal to the amount that would have been payable to the spouse under the normal form of payment under Section 9.01, assuming:

               (A) the Participant had separated from service on the earlier of his Termination Date or date of his death,

               (B) the Participant had survived to the earliest date he could have retired and received a benefit under the Plan pursuant to Article 5,

               (C) the Participant retired on such date with a benefit in the form of a Joint & Survivor Annuity with a 50 percent survivor annuity to the Spouse but calculated using only actual Benefit Accrual Service as of the Participant's date of death, (and if the Participant was only partially vested on his date of death, multiplied by the Participant's vested percentage as determined under Section 7.03 on the date of death), and

               (D) the Participant died on the day after his Benefit Commencement Date.

           The Automatic Preretirement Spousal Death Benefit under this Section 8.01(a)(2) shall commence to be paid to the Spouse, unless the Spouse elects otherwise, as of the first day of the month coinciding with or next following the earliest date the

           Participant could have retired and received a benefit under the Plan pursuant to Article 4, had he not died, and shall be paid up to the first day of the month in which such spouse dies. The Spouse may not delay commencement of the Automatic Preretirement Spousal Death Benefit beyond the Participant's Normal Retirement Date.

      (b)  The Automatic Preretirement Spousal Death Benefit payable under this
           Article 8 shall be payable after the death of the Participant only if the Spouse had been married to the Participant throughout the one-year period ending on the date of the Participant's death.

                                   ARTICLE 9

                                FORMS OF BENEFIT
                                ----------------


9.01  Qualified Joint & Survivor Annuity. At the earliest time a Participant
      ----------------------------------
      could become entitled to commence receiving payments of an Early, Normal or Postponed Retirement Benefit or of a Deferred Vested Benefit, other than an involuntary lump sum payment under the provisions of Section 9.02, benefits shall commence in the form of a Qualified Joint & Survivor Annuity (which, for a Participant who has no Spouse, includes a single life annuity) unless the Participant, with the consent of his Spouse, if any, elects otherwise. Any consent of the Participant's Spouse shall be made within 90 days of the date the Qualified Joint & Survivor Annuity would otherwise commence, and shall be executed in accordance with the rules of Section 9.04.

9.02  Involuntary Lump Sum Payment. If at any time a Participant has incurred a
      ----------------------------
      Termination but has not begun to receive benefit payments, and is entitled to a benefit (whether Early, Normal, or Postponed) or to a Deferred Vested Benefit, or a Beneficiary is entitled to a death benefit hereunder, that has an Actuarial Equivalent value of less than $5,000, the Actuarial Equivalent value shall be paid to such Participant or Beneficiary in a lump sum in lieu of, and in full satisfaction of, his benefit under this Plan. Neither the consent of the Beneficiary, the Participant nor of his Spouse shall be necessary to make such payment. Upon the making of such payment, neither the Beneficiary, the Participant nor his Spouse shall have any further benefit under this Plan. Participants deemed to have a zero accrued account benefit at Termination shall be deemed to have been cashed out under this Section 9.02.

9.03  Right to Elect. In lieu of the benefits provided by Section 9.01, the
      --------------
      Participant shall have the right to elect, prior to his Benefit Commencement Date, an alternate form of benefit provided under the terms of this Article 9. If the Participant is married, any such election may be made only with the consent of his Spouse, executed as provided under
      Section 9.04. Any alternative form of benefit shall be the Actuarial Equivalent of the Participant's Accrued Benefit.

9.04  Election of Forms. A Participant may make or revoke an election of any
      -----------------
      form of benefit to which the Participant is entitled under this Article 9 in writing to the Committee, and such election or revocation shall be subject to the following conditions:

      (a) The Committee shall furnish to each Participant a general written explanation in nontechnical terms of the availability of the various optional forms of payment under the Plan within a reasonable period of time prior to the earliest date the Participant could retire under the Plan. A Participant has a right to receive, within 30 days after filing a written request with the Committee, a written explanation of the terms and conditions of the Qualified Joint & Survivor Annuity, the Participant's right to make and the effect of an election to waive the Qualified Joint & Survivor Annuity, the rights of the Participant's Spouse (if any), the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint & Survivor Annuity, and the financial effect upon the Participant, given in terms of dollars per annuity payment. Requests for additional information may be made by the Participant at any time before the 90th day prior to the Benefit Commencement Date.

      (b) An election to receive an optional form of benefit may be made at any time during the election period. The election period is a period of 90 days prior to the Participant's Benefit Commencement Date. Subject to subsection (c) below, a Participant may make an election not to receive the Qualified Joint & Survivor Annuity, revoke any previous election, and if the Participant so desires, make a new election, until the expiration of the election period.

      (c) If a Participant is married, an election of a form of benefit other than the Qualified Joint & Survivor Annuity will require the written consent of the Spouse, and such written consent must be witnessed by a notary public (or a representative of the Plan).

      (d) Any consent by a Spouse obtained under this Section 9.04 shall be effective only with respect to the specific form of benefit elected. Additionally, a married Participant's designation of a Beneficiary other than his or her Spouse shall not be effective unless the election designates a specific Beneficiary which may not be changed without spousal consent.

      (e) Notwithstanding any provision of the Plan to the contrary, a Participant's Benefit Commencement Date may be less than 30 days after the written explanation described in subsection (a) above is furnished to the Participant, provided that: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint & Survivor Annuity and elect (with spousal consent, if applicable) a form of distribution other than a Qualified Joint & Survivor Annuity, (2) the Participant is permitted to revoke any affirmative distribution election at least until the Benefit Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint & Survivor Annuity is provided to the Participant,
           (3) the Benefit Commencement Date is a date after the date that the written explanation was provided to the Participant, but may be a date before the date that an affirmative distribution election is made by the Participant, and (4) the distribution must not actually commence before the expiration of the foregoing 7-day period.

9.05  Optional Forms of Retirement Benefit. The optional forms which a
      ------------------------------------
      Participant may elect are any one of the following:

      (a)  50 Percent or 100 Percent Joint & Survivor Annuitant Option -- An
           -----------------------------------------------------------
           Actuarial Equivalent monthly benefit payable to the Participant for life, and after his death in the amount of 50 percent or 100 percent of such amount (as specified by the

           Participant prior to commencement of benefits) to the Joint Annuitant for life. Should the Joint Annuitant die prior to the Participant's Benefit Commencement Date, any election of this option shall be automatically canceled. If the Participant should die prior to the Benefit Commencement Date, no payments shall be made under this option to the Joint Annuitant, but if the Joint Annuitant is the Spouse of the Participant, such Spouse will be entitled to the death benefit provided under Article 8.

           The factor to convert the life annuity to the 50 percent Joint & Survivor Annuitant Option above is 94 percent plus 0.3 percent for each full year that the Joint Annuitant is more than five years older than the Participant not to exceed 99 percent or minus 0.3 percent for each full year that the Joint Annuitant is more than five years younger than the Participant. The factor to convert the life annuity to the 100 percent Joint & Survivor Annuitant Option above is 89 percent plus 0.5 percent for each full year that the Joint Annuitant is more than five years older than the Participant not to exceed 99 percent or minus 0.5 percent for each full year that the Joint Annuitant is more than five years younger than the Participant.

      (b)  Ten-Year Certain and Life Income Option -- An Actuarial Equivalent
           ---------------------------------------
           monthly benefit that provides retirement benefit payments to the Participant for his lifetime with a guaranteed minimum period of at least ten. In the event of the death of the Participant after the Benefit Commencement Date, but prior to the Participant's receiving retirement benefit payments for the whole Ten-Year Certain period, the remaining payments for the minimum term of years will be paid to the Participant's Beneficiary. In the event of the death of the Participant prior to the Participant's Benefit Commencement Date, the election of this option shall be void and of no effect.

           The factor to convert the life annuity to the above option will be 95 percent at age 65 plus 0.4 percent for each full year that the benefit commencement date precedes age 65 or minus 0.7 percent for each full year that the benefit commencement date is postponed past age 65.

      (c)  Straight Life Annuity Option -- A Participant who has a Spouse may
           ----------------------------
           elect to have the Participant's retirement benefit payable in equal, unreduced monthly payments during the Participant's lifetime, with no further payments to any other person after the Participant's death. If this option is elected, the retirement benefit payable to the Participant shall be the amount of retirement benefit determined under the applicable Section(s) of Article 5.

      (d)  Lump Sum Payment Option -- A single payment equal to the Actuarial
           -----------------------
           Equivalent of the Participant's accrued retirement benefit.

9.06  Beneficiary. A Participant may name a Joint Annuitant who is an individual
      -----------
      for a Joint & Survivor Annuity option. For a Ten-Year Certain and Life Income Option, the Participant may elect, in writing, an individual or individuals, or any entity or entities, including corporations, partnerships or trusts, provided that such individuals and entities are ascertainable, and the shares of each are clearly set forth. In the event any Beneficiary predeceases the Participant or is not in existence, not ascertainable, or cannot be located at the date benefits become payable to such beneficiary, benefits shall be paid to such contingent Beneficiary or Beneficiaries as shall have been named by the Participant on the Participant's original beneficiary election, and, if none, the contingent Beneficiary shall be the Participant's estate.

9.07  Eligible Rollover Distributions.
      -------------------------------

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b)  Definitions.

           (1)  Eligible rollover distribution -- An eligible rollover
                ------------------------------
                distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

           (2)  Eligible retirement plan -- An eligible retirement plan is an
                ------------------------
                individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

           (3)  Distributee -- A distributee includes an Employee or former
                -----------
                Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

           (4)  Direct rollover -- A direct rollover is a payment by the Plan to
                ---------------
                the eligible retirement plan specified by the distributee.

                                  ARTICLE 10

                                    FUNDING
                                    -------


10.01  Funding Agreement. The Employer has entered into a funding arrangement
       -----------------
       with one or more Funding Agents providing for the administration of the Fund or Funds in which the assets of this Plan are held. The Employer may at any time or from time to time appoint one or more investment managers, as defined under Section 3(38) of ERISA, each of which shall direct the Funding Agent in the investment or reinvestment of all or part of the Fund.

10.02  Non-Diversion of the Fund. To the extent required by law, the principal
       -------------------------
       or income of any Fund shall be used solely for the exclusive benefit of Participants or Beneficiaries, or to meet the necessary expenses of the Plan, except that upon termination of the Plan, after all the liabilities under the Plan have been satisfied, any property remaining in a Fund after satisfaction of all liabilities under this Plan shall be considered the result of erroneous actuarial computation and shall be distributed by the Funding Agent to the Employer.

                                  ARTICLE 11

                              PLAN ADMINISTRATION
                              -------------------
11.01  Appointment of Committee.-- A Committee consisting of at least three
       ------------------------
       members shall be appointed by the Board to administer the Plan on behalf of the Board. Vacancies in the Committee shall be filled from time to time by appointment of a new Committee member by the Board. A member of the Committee shall hold office until he gives written notice of his resignation to the Board, until death, or until removal by the Board.

11.02  Powers and Duties.
       -----------------

       (a) The Committee shall have full power and discretion to administer the Plan and to construe and apply all of its provisions on behalf of the Employer. The Committee is the Named Fiduciary within the meaning of Section 402(a) of ERISA for purposes of Plan administration. The Committee's powers and duties, unless properly delegated, shall include, but shall not be limited to:

            (1) Designating agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities.

            (2) Deciding questions relating to eligibility, continuity of employment, and amounts of benefits.

            (3) Deciding disputes that may arise with regard to the rights of Employees, Participants and their legal representatives, or Beneficiaries under the terms of the Plan. Decisions by the Committee will be deemed final in each case.

            (4) Obtaining information from the Employer with respect to its Employees as necessary to determine the rights and benefits of Participants under the Plan. The Committee may rely conclusively on such information furnished by the Employer.

            (5)  Compiling and maintaining all records necessary for the Plan.

            (6) Authorizing the Funding Agent to make payment of all benefits as they become payable under the Plan.

            (7) Engaging such legal, administrative, consulting, actuarial, investment, accounting, and other professional services as the Committee deems proper.

            (8) Adopting rules and regulations for the administration of the Plan that are not inconsistent with the Plan. The Committee may, in a nondiscriminatory manner, waive the timing requirements of any notice or other requirements described in the Plan. Any such waiver will not obligate the Committee to waive any subsequent timing or other requirements for other Participants.

            (9) Interpreting and approving Qualified Domestic Relations Orders, as defined in Section 414(p) of the Code.

            (10) Making nonsubstantive amendments for the purpose of maintaining the qualified status of the Plan only.

            (11) Performing other actions provided for in other parts of this
                 Plan.

       (b) The Employer shall have responsibility for, and shall be the Named Fiduciary for, the following purposes:

           (1) Selection of the funding media for the Plan, including the power to direct investments and to appoint an investment manager or managers pursuant to Section 402(c) of ERISA.

           (2) Allocating fiduciary responsibilities, other than trustee responsibilities as defined in Section 405(c) of ERISA, among fiduciaries, and designation of additional fiduciaries.

           (3) Selection of insurance contracts to provide benefits hereunder, or, if all assets are not held under insurance contracts, the Trustee.

      (c) The Trustee, if any, shall have responsibility for, and shall be the Named Fiduciary for the care and custody of, and, to the extent investment managers are not appointed by the Employer, management of Plan assets held by such Trustee other than insurance contracts.

11.03 Actions by the Committee. A majority of the members composing the
      ------------------------
      Committee at any time will constitute a quorum. The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. The Committee will appoint a Committee Chairperson and a Secretary. The Secretary will record all action taken by the Committee. The Committee will have authority to designate in writing one of its members or any other person as the person authorized to execute papers and perform other ministerial duties on behalf of the Committee.

11.04 Interested Committee Members. No member of the Committee will participate
      ----------------------------
      in an action of the Committee on a matter that applies solely to that member. Such matters will be determined by a majority of the remainder of the Committee.

11.05 Indemnification. The Employer, by the adoption of this Plan, indemnifies
      ---------------
      and holds the members of the Committee, jointly and severally, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent that the effects and consequences result from their own willful misconduct, breach of good faith, or gross negligence in the performance of their duties. The foregoing right of indemnification will not be exclusive of other rights to which each such member may be entitled by any contract or other instrument or as a matter of law.

11.06 Conclusiveness of Action. Any action on matters within the discretion of
      ------------------------
      the Committee will be conclusive, final, and binding upon all Participants in the Plan and upon all persons claiming any rights, including Beneficiaries.

11.07 Payment of Expenses. The members of the Committee will serve without
      -------------------
      compensation for their services. The compensation or fees of consultants, actuaries, accountants, counsel and other specialists and any other costs of administering the Plan or Fund, including any premiums due to the Pension Benefit Guaranty Corporation (PBGC), will be paid by the Fund unless, at the discretion of the Employer, paid by the Employer.

11.08 Claim Procedure. Any Participant or Beneficiary may submit a written
      ---------------
      application to the Committee for payment of any benefit that may be due him under the Plan. Such application shall set forth the nature of the claim and any information as the Committee may reasonably request. Upon receipt of any such application, the Committee shall determine whether or not the Participant or Beneficiary is entitled to the benefit hereunder. If a claim is denied, in whole or in part, the Committee shall give written notice to any Participant or Beneficiary of the denial of a claim for the commencement, continuation or calculation of amount of retirement benefits under the Plan. The notice shall be given within 90 days after receipt of the Participant's or Beneficiary's application unless special circumstances require an extension for processing the claim. In no event shall such extension exceed a period of 90 days from the end of such initial review period. The notice will be delivered to the claimant or sent to the claimant's last known address, and will include the specific reason or reasons for the denial, a specific reference or references to pertinent Plan provisions on which the denial is based, a description of any additional material or information for the claimant to perfect the claim, which will indicate why such material or information is needed, and an explanation of the Plan's claims review procedure. If the claimant wishes to appeal the claim's denial, the claimant or a duly authorized representative will file a written request with the Committee for a review. This request must be made by the claimant within 60 days after receiving notice of the claim's denial. The claimant or representative may review pertinent documents relating to the claim and its denial and may submit issues and comments in writing to the Committee. Within 60 days after receipt of such a request for review, the Committee shall reconsider the claim and make a decision on the merits of the claim. If circumstances require an extension of time for processing the claim, the 60-day period may be extended but in no event more than 120 days after the receipt of a request for review. The decision on review will be in writing and include specific reasons and references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE 12

                        FUNDING POLICY AND CONTRIBUTIONS
                        --------------------------------

12.01 Employer Contributions. The Employer intends to make contributions to fund
      ----------------------
      this Plan at such times and in such amounts as the Actuary shall certify to the Employer as being no less than the amounts required to be contributed under Section 412 of the Code. Any actuarial gains arising under the Plan shall be used to reduce future Employer contributions to the Plan and shall not be applied to increase retirement benefits with respect to remaining Participants.

12.02 Participant Contributions. Participant contributions to the Fund are not
      -------------------------
      permitted.

12.03 Contingent Nature of Contributions. Unless the Employer notifies the
      ----------------------------------
      Committee and the Funding Agent in writing to the contrary, all contributions made to this Plan are conditioned upon their deductibility under Section 404 of the Code.

                                  ARTICLE 13

                 AMENDMENT, TERMINATION AND MERGER OF THE PLAN
                 ---------------------------------------------

13.01 Right to Amend the Plan. The Employer reserves the right to modify, alter
      -----------------------
      or amend this Plan from time to time to any extent that it may deem advisable including, but without limiting the generality of the foregoing, any amendment deemed necessary to ensure the continued qualification of the Plan under Section 401 of the Code or the appropriate provisions of any subsequent revenue law. No such amendment shall increase the duties or responsibilities of a Funding Agent without its consent thereto in writing. No such amendment(s) shall have the effect of reinvesting in the Employer the whole or any part of the principal or income of the Fund or to allow any portion of the principal or income of the Fund to be used for any purposes other than for the exclusive benefit of Participants or Beneficiaries at any time prior to the satisfaction of all the liabilities under the Plan with respect to such persons. No amendment shall (a) reduce a Participant's Accrued Benefit on the effective date of the Plan amendment, (b) eliminate or reduce an early retirement benefit, retirement type subsidy or an optional form of benefit under the Plan with respect to the Participant's Accrued Benefit on the date of the amendment, or (c) reduce a retired Participant's retirement benefit as of the effective date of the amendment.

13.02 Right to Terminate the Plan. The Employer shall have the right to
      ---------------------------
      terminate this Plan at any time. In the event of such termination all affected Participants shall be vested as provided in Section 7.04.

13.03 Allocation of Assets and Surplus. In the event the Plan shall be
      --------------------------------
      terminated as provided in Section 13.02 above, the then present value of retirement benefits vested in each Participant shall be determined as of the discontinuance date, and the assets then held by the Funding Agents as reserves for benefits for Participants, Joint Annuitants or Beneficiaries under this Plan shall, subject to any necessary approval by the PBGC be allocated, to the extent that they shall be sufficient, after providing for expenses of administration, in the order of precedence provided for under Section 4044 of ERISA, as modified by the provisions of Treasury Regulation Section 1.414(l)-l(f) or (h) if a special schedule of benefits (as defined in such regulations) is in effect as a result of a plan merger within the five-year period prior to the date of termination. The retirement benefits for which funds have been allocated in accordance with
      Section 4044 of ERISA shall be provided through the continuance of the existing Fund arrangements or through a new instrument entered into for that purpose and shall be paid either in a lump sum or in equal monthly installments through the purchase of a nontransferable annuity contract(s). After all liabilities of the Plan have been satisfied with respect to all Participants so affected by the Plan's termination, the Employer shall be entitled to any balance of Plan assets that shall remain.

13.04 Plan Mergers, Consolidations, and Transfers. The Plan shall not be
      -------------------------------------------
      automatically terminated by the Employer's acquisition by or merger into any other company, trade or business, but the

       Plan shall be continued after such merger provided the successor employer agrees to continue the Plan with respect to affected Participants herein. All rights to amend, modify, suspend or terminate the Plan with respect to Participants of the Employer shall be transferred to the successor employer, effective as of the date of the merger or acquisition. The merger or consolidation with, or transfer of the allocable portion of the assets and liabilities of the Fund to any other qualified retirement plan trust shall be permitted only if the benefit each Plan Participant would receive, if the Plan were terminated immediately after such merger or consolidation, or transfer of the allocable portion of the assets and liabilities, would be at least as great as the benefit he would have received had this Plan been terminated immediately before the date of merger, consolidation, or transfer.

13.05  Amendment of Vesting Schedule. If the vesting provisions of this Plan are
       -----------------------------
       amended, including an amendment caused by the expiration of top-heavy status under the terms of Article 14, Participants with three or more Years of Service, or three or more years of employment, whether or not consecutive, at the later of the date the amendment is adopted or becomes effective, shall automatically be vested, from that point forward, in the greater of the amount vested under the vesting schedule as amended or the amount vested under the vesting schedule prior to amendment.

                                  ARTICLE 14

                           TOP-HEAVY PLAN PROVISIONS
                           -------------------------
14.01  General Rule. For any Plan Year for which this Plan is a "Top-Heavy Plan"
       ------------
       as defined in Section 14.06 below this Plan shall be subject to the provisions of this Article 14.

14.02  Vesting Provision. Each Participant who has completed an Hour of Service
       -----------------
       during the Plan Year in which the Plan is top-heavy and has completed the number of Years of Vesting Service specified in the following table, shall have a vested right to the percentage of his Accrued Benefit under this Plan, correspondingly shown in the following table:


                     Years of                   Percentage of
                  Vesting Service               Accrued Benefit

               Less than 2 years                     0%
               2 years                              20%
               3 years                              40%
               4 years                              60%
               5 years                              80%
               6 or more                           100%


       Each Participant's Deferred Vested Benefit shall not be less than his vested Accrued Benefit determined as of the last day of the last Plan Year in which the Plan was not a Top-Heavy Plan. If the Plan ceases to be a Top-Heavy Plan, an Employee with three or more years of employment, whether or not consecutive, shall have his Deferred Vested Benefit determined either in accordance with this Section 14.02 or Section 7.03, as provided in Section 13.05. Each such Participant shall have the right to elect the applicable schedule within 60 days after the day he is issued written notice by the Committee, or as otherwise provided in accordance with regulations issued under the provisions of the Code relating to changes in the vesting schedule.

14.03  Minimum Benefit Provision. If the Plan is a Top-Heavy Plan in any Plan
       -------------------------
       Year, each Participant who is a Non-Key Employee shall, as of the end of that Plan Year, be entitled to an Accrued Benefit that is at least equal to the Applicable Percentage of the Participant's Average Compensation for Years in the Testing Period. For purposes of this Section:

       (a) "Applicable Percentage" shall mean the lesser of two percent multiplied by Years of Service of the Participant, or 20 percent;

       (b) "Average Compensation for Years in the Testing Period" shall mean average annual compensation for that period of five consecutive years that produces the highest average. In determining consecutive years, any year not included as a Year of Service under the provisions of Article 2 shall be ignored. In calculating Average Compensation for Years in the Testing Period, the amount of compensation taken into account shall not exceed $150,000 times the Adjustment Factor applicable at the date such benefits are calculated.

14.04  Change in 415(e) Limits. For any Limitation Year beginning prior to
       -----------------------
       December 31, 1999, if the Plan is a Top-Heavy Plan the combined plan limit of Section 415(e) of the Code shall be applied by substituting "1.0" for "1.25" in Sections 415(e)(2)(b) and 415(e)(3)(b) of the Code.
       The first sentence of this Section 14.04 will not apply if the Plan is not a Super Top-Heavy Plan, as defined in Section 14.06, and if the Accrued Benefit of each Participant would meet the requirements of
       Section 14.03 if the Applicable Percentage under that Section were the lesser of (a) or (b) where:

       (a)    is three percent multiplied by Years of Service, and

       (b) is 20 percent increased by one percent for each year the Plan was subject to the change in 415(e) limits under this Section 14.04, but not to more than 30 percent.

14.05  Coordination With Other Plans. In the event that another defined
       -----------------------------
       contribution or defined benefit plan maintained by the Employer or an Affiliated Employer provides contributions or benefits on behalf of Participants in this Plan, such other plan shall be treated as part of this Plan pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling) in determining whether this Plan satisfies the requirements of Sections 14.02 and 14.03. Such determination shall be made upon the advice of counsel by the Committee.

14.06  Top-Heavy and Super Top-Heavy Plan Definition. This Plan shall be a
       ---------------------------------------------
       "Top-Heavy Plan" for any Plan Year if, as of the determination date (as defined in subsection 14.06(a)) the present value of the cumulative Accrued Benefits under the Plan for Participants (including former Participants) who are Key Employees (as defined in Section 14.07) exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Participants, excluding former Key Employees, or if this Plan is required to be in an aggregation group (as defined in Section 14.06(c)) which for such Plan Year is a top-heavy group (as defined in
       Section 14.06(d)). This Plan shall be a "Super Top-Heavy Plan" for any Plan Year if it meets the above definition after substituting "90 percent" for "60 percent." For purposes of this Section:

       (a) "Determination date" means for any Plan Year the last day of the immediately preceding Plan Year (Except that for the first Plan Year of this Plan the determination date means the last day of such Plan Year).

       (b) The present value shall be determined as of the most recent valuation date that is within the 12-month period ending on the determination date and as described in the regulations under the Code. Present values for purposes of determining whether this Plan is a Top-Heavy Plan shall be based on the following interest and mortality rates:

              (1)    Interest Rate -- eight percent annually.

              (2)    Mortality Rate -- 1983 Group Annuity Mortality Table for
                                       Males.
       (c) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

              (1) The group of plans that are required to be aggregated (the "required aggregation group") includes:

                     (A) Each plan of an Affiliated Employer in which a Key Employee is a participant, including collectively bargained plans.

                     (B) Each other plan, including collectively bargained plans of an Affiliated Employer, which enables a plan in which a Key Employee is a participant to meet the requirements of the Code prohibiting discrimination as to contributions or benefits in favor of Employees who are officers, shareholders or the highly compensated or prescribing the minimum participation standards.

              (2) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of an Affiliated Employer that is not part of the required aggregation group and that the Committee certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders, or the highly-compensated and to meet the minimum participation standards under the Code.

       (d) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the aggregation group exceeds 60 percent of the sum of the present value of the cumulative accrued benefits for all Employees, excluding former Key Employees, under all such defined benefit plans plus the aggregate accounts for all Employees, excluding former Key Employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top-heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

       (e) In determining whether this Plan constitutes a "Top-Heavy Plan," the Committee (or its agent) shall make the following adjustments in connection therewith:

              (1) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated adding the results of each plan as of the determination dates for such plans that fall within the same calendar year.

              (2) In determining the present value of the cumulative Accrued Benefit or the amount of the account of any Employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such Employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the Accrued Benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to Employees that represented the entire amount credited to their accounts under the applicable plan.

              (3) Further, in making such determination, such present value or such account shall include any rollover contribution (or similar transfer), as follows:

                     (A) If the rollover contribution (or similar transfer) is initiated by the employee and made to or from a plan maintained by another employer, the plan providing the distribution shall include such distribution in the present value or such account; the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983.

                     (B) If the rollover contribution (or similar transfer) is not initiated by the Employee or made from a plan maintained by another employer, the plan accepting the distribution shall include such distribution in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

              (4) Further, in making such determination, in any case where an individual is a "Non-Key Employee," as defined in Section
                     14.08 with respect to an applicable plan, but was a Key Employee with respect to such plan for any prior plan year, any accrued benefit and any account of such Employee shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a key employee if he met the definition of Key Employee within any of the four preceding plan years, this provision shall apply following the end of such period of time.

14.07  Key Employee. The term "Key Employee" means any Employee or former
       ------------
       Employee under this Plan who, at any time during the Plan Year containing the determination date or during any of the four preceding Plan Years, is or was one of the following:

       (a) An officer of the Employer having annual compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year. Whether an individual is an officer shall be determined by the Committee on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of an officer. For any such Plan Year, there shall be treated as officers no more than the lesser of:

              (1)    50 Employees, or

              (2) the greater of three Employees or 10 percent of the Employees.

              For this purpose, the highest-paid officers shall be selected.

       (b) One of the ten Employees owning (or considered as owning, within the meaning of the constructive ownership rules of the Code) the largest interests in an Affiliated Employer. An Employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other Employees own a greater interest than the Employee. However, an Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than the amount in effect under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which the determination date falls.

       (c) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the Code) more than five percent of the outstanding stock of an Affiliated Employer or stock possessing more than five percent of the combined total voting power of all stock of the Employer.

       (d) A one-percent owner of an Affiliated Employer having an annual compensation from the Employer of more than $150,000, and possessing more than five percent of the combined total voting power of all stock of an Affiliated Employer. For purposes of this Section, Compensation means Compensation as defined in Section 415 of the Code.

       For purposes of parts (a), (b), (c), and (d) of this definition, a Beneficiary of a Key Employee shall be treated as a Key Employee. For purposes of parts (c) and (d), each Affiliated Employer is treated separately in determining ownership percentages; but, in determining the amount of Compensation, each Affiliated Employer is taken into account.

14.08  Non-Key Employee. The term "Non-Key Employee" means any Participant who
       ----------------
       is not a Key Employee.

14.09  Collective Bargaining Rules. The provisions of Sections 14.02, 14.03, and
       ---------------------------
       14.04 do not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement unless the application of such Sections has been agreed upon with the collective bargaining agent.

                                  ARTICLE 15

                                 MISCELLANEOUS
                                 -------------

15.01  Limitation on Distributions. Notwithstanding any provision of this Plan
       ---------------------------
       regarding payment to Beneficiaries or Participants, or any other person, the Committee may withhold payment to any person if the Committee determines that such payment may expose the Plan to conflicting claims for payment. As a condition for any payments, the Committee may require such consent, representations, releases, waivers or other information as it deems appropriate. The Committee may, in its discretion, comply with the terms of any judgment or other judicial decree, order, settlement or agreement including, but not limited to, a Qualified Domestic Relations Order as defined in Section 414(p) of the Code.

15.02  Limitation on Reversion of Contributions. Except as provided in
       ----------------------------------------
       subsections (a) through (c) below, Employer contributions made under the Plan will be held for the exclusive benefit of Participants, Joint Annuitants or Beneficiaries and may not revert to the Employer.

       (a) A contribution made by the Employer under a mistake of fact may be returned to the Employer within one year after it is contributed to the Plan, to the extent that it exceeds the amount that would have been contributed, absent the mistake in fact.

       (b) A contribution conditioned on the Plan's initial qualification under Sections 401(a) and 501(a) of the Code may be returned to the Employer, if the Plan does not qualify, within one year after the date the Plan is denied qualification.

       (c) A contribution conditioned upon its deductibility under Section 404 of the Code, may be returned, to the extent the deduction is disallowed, to the Employer within one year after the disallowance.

       Compensation attributable to amounts that may be returned to the Employer pursuant to this Section may not be distributed, but, in the event that there are losses attributable to such amounts, the amount returned to the Employer shall be reduced by the amount of such losses.

15.03  Voluntary Plan. The Plan is purely voluntary on the part of the Employer
       ---------------
       and neither the establishment of the Plan nor any Plan amendment nor the creation of any fund or account, nor the payment of any benefits will be construed as giving any Employee or any person legal or equitable right against the Employer, any trustee or other Funding Agent, or the Committee unless specifically provided for in this Plan or conferred by affirmative action of the Committee or the Employer according to the terms and provisions of this Plan. Such actions will not be construed as giving any Employee or Participant the right to be retained in the service of the Employer. All Employees and/or Participants will remain subject to discharge to the same extent as though this Plan had not been established.

15.04  Nonalienation of Benefits. Participants and Beneficiaries are entitled to
       -------------------------
       all the benefits specifically set out under the terms of the Plan, but neither those benefits nor any of the property rights in the Plan are assignable or distributable to any creditor or other claimant of a Participant or Beneficiary. A Participant will not have the right to anticipate, assign, pledge, accelerate, or in any way dispose of or encumber any of the monies or benefits or other property that may be payable or become payable to such Participant or his Beneficiary provided, however, the Committee shall recognize and comply with a valid Qualified Domestic Relations Order as defined in Section 414(p) of the Code.

15.05  Inability to Receive Benefits. If the Committee receives evidence that a
       -----------------------------
       person entitled to receive any payment under the Plan is physically or mentally incompetent to receive payment and to give a valid release, and another person or any institution is maintaining or has custody of such person, and no guardian, committee, or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, then any distribution made under the Plan may be made to such other person or institution. The release of such other person or institution will be a valid and complete discharge for the payment of such distribution.

15.06  Missing Persons. If the Committee is unable, after reasonable and
       ---------------
       diligent effort, to locate a Participant, Joint Annuitant, or Beneficiary where no contingent beneficiary is provided under the Plan, who is entitled to a distribution under the Plan, the distribution due such person will be forfeited after five years. If, however, such a person later files a claim for such benefit, it will be reinstated without any interest earned thereon. In the event that a distribution is due to a Beneficiary where a contingent beneficiary is provided under the Plan (including the situation in which the contingent beneficiary is the Participant's estate), and the Committee is unable, after reasonable and diligent effort, to locate the Beneficiary, the benefit shall be payable to the contingent beneficiary, and such nonlocatable Beneficiary shall have no further claim or interest hereunder. Notification by certified or registered mail to the last known address of the Participant or Beneficiary will be deemed a reasonable and diligent effort to locate such person.

15.07  Military Service. Notwithstanding any provision of this Plan to the
       ----------------
       contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

15.08  Limitation of Third-Party Rights. Nothing expressed or implied in the
       --------------------------------
       Plan is intended or will be construed to confer upon or give to any person, firm, or association other than the Employer, the Participants or Beneficiaries, and their successors in interest, any right, remedy, or claim under or by reason of this Plan except pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code.

15.09  Invalid Provisions. In case any provision of this Plan is held illegal or
       ------------------
       invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan. The Plan will be construed and enforced as if the illegal and invalid provisions had never been included.

15.10  One Plan. This Plan may be executed in any number of counterparts, each
       --------
       of which will be deemed an original and the counterparts will constitute one and the same instrument and may be sufficiently evidenced by any one counterpart.

15.11  Use and Form of Words. Whenever any words are used herein in the
       ---------------------
       masculine gender, they will be construed as though they were also used in the feminine gender in all cases where that gender would apply, and vice versa. Whenever any words are used herein in the singular form, they will be construed as though they were also used in the plural form in all cases where the plural form would apply, and vice versa.

15.12  Headings. Headings to Articles and Sections are inserted solely for
       --------
       convenience and reference, and in the case of any conflict, the text, rather than the headings, shall control.

15.13  Governing Law. The Plan will be governed by and construed according to
       -------------
       the federal laws governing employee benefit plans qualified under the Code and according to the laws of the state of California where such laws are not in conflict with the federal laws.

       IN WITNESS WHEREOF, The PMI Group, Inc. has adopted this amended and restated Plan effective as of January 1, 1998 (except as otherwise specified herein).

                                        THE PMI GROUP, INC.

                                        By:
                                           -----------------------------

                                        Name:
                                             ---------------------------

                                        Title:
                                              --------------------------